SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     First Federal Financial Services, Inc.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

March 17, 2005

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Federal Financial Services, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 21, 2005.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company and any other business that properly comes before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Joseph Helms

                                       Joseph Helms
                                       Chairman of the Board

Edwardsville, Illinois
March 17, 2005

                     First Federal Financial Services, Inc.
                              300 St. Louis Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6200

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 21, 2005

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of First Federal Financial Services, Inc. (the "Company") will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 21, 2005.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is being held so that stockholders may vote on the following matters:

     1.   The election of Directors;

     2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for the year ending December 31, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 8, 2005 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Joseph Helms

                                         Joseph Helms
                                         Chairman of the Board

Edwardsville, Illinois
March 17, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement

                              300 St. Louis Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6200

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 21, 2005

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Federal Financial Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 21, 2005, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 17, 2005.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on March 8, 2005 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,920,060 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Our mutual holding company, First Federal Financial Services, MHC, owns 2,156,033 shares, or 55.0% of the Company's outstanding common stock and intends to vote FOR the election of directors and the ratification of auditors.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

     As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

     Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group and by each person or group known by the Company to beneficially own in excess of five percent of the Company's common stock.

                                                    Amount of Shares
                                                    Owned and Nature                Percent of Shares
         Name and Address of                          of Beneficial                  of Common Stock
          Beneficial Owners                           Ownership (1)                    Outstanding
----------------------------------------            -----------------               -----------------
Five percent stockholders:
-------------------------
First Federal Financial Services, MHC (2)               2,156,033                          55.0%
300 St. Louis Street,
Edwardsville, Illinois

Directors and Executive Officers: (3)
--------------------------------

Larry W. Mosby                                             25,000                             *

Joseph Helms                                               25,000                             *

Robert Richards                                            25,000                             *

Dean Pletcher                                              15,000                             *

Harry Gallatin                                             15,000                             *

Joseph Stevens                                             25,000                             *

Donald Engelke                                             10,000                             *

Nina Baird                                                  5,000                             *

Linda Werner                                                1,000                             *


All Directors and Executive Officers
as a Group (9 persons)(4)                                146,000                            3.7%


-----------------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of First Federal Financial Services, MHC.
(3) The business address of each director and executive officer is 300 St. Louis Street, Edwardsville, Illinois 62025.
(4) The share ownership of all directors and executive officers as a group represents 8.3% of all shares issued to minority stockholders.
*    Less than one-tenth of 1%.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company is composed of eight members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Three directors will be elected at the Annual Meeting. Our Nominating Committee, which is comprised of all of our independent directors, has nominated Joseph Helms, Nina Baird and Donald Engelke to serve as directors for a three-year term.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as directors until their terms expire.

     The following table sets forth certain information regarding the directors of the Company.

                                      Age at                                              Current Term
             Name                 December 31, 2004               Position                  Expires       Director Since(1)
------------------------------    -----------------     -----------------------------     ------------    -----------------

Nominees
--------

Joseph Helms                              67                Chairman of the Board             2005              1972
Nina Baird                                77                       Director                   2005              1984
Donald Engelke                            41               Vice President and Chief           2005              2003
                                                              Financial Officer

Directors Continuing in Office
------------------------------

Larry W. Mosby                            63                 President and Chief              2006              1990
                                                              Executive Officer
Joseph Stevens                            58                       Director                   2006              1990
Robert Richards                           80                       Director                   2006              1966
Harry Gallatin                            77                       Director                   2007              1980
Dean Pletcher                             70                       Director                   2007              1980


-----------------------------------
(1) Includes service on the Board of Directors of First Federal Savings & Loan Association of Edwardsville ("First Federal" or the "Association").

     The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

     Joseph Helms is Chairman of the Board of Directors and has been a director of First Federal since 1972 and of First Federal Financial Services, Inc. since 2001. Dr. Helms is semi-retired. Prior to his retirement in 2002, Dr. Helms was a veterinarian at the Hawthorne Animal Hospital.

     Nina Baird has been a director of First Federal since 1984 and of First Federal Financial Services, Inc. since 2001. Prior to her retirement, Ms. Baird served from 1981 through 2001, as the Edwardsville City Clerk, a full-time, elected position.

     Donald Engelke has been employed by First Federal since 1985 and has been Vice President and Treasurer since 1994. He has been Vice President and Chief Financial Officer of First Federal Financial Services, Inc. since its formation in January 2001. Mr. Engelke was appointed as a director of First Federal and First Federal Financial Services, Inc. in 2003.

     Harry Gallatin has been a director of First Federal since 1980 and of First Federal Financial Services, Inc. since 2001. Prior to his retirement in 1991, he served on the faculty and as a golf and basketball coach and Athletic Director at Southern Illinois University-Edwardsville.

     Larry W. Mosby has been a director of First Federal since 1990 and of First Federal Financial Services, Inc. since 2001. Mr. Mosby joined First Federal in 1963 and has been Chief Executive Officer since 1984 and President since 1996, and has been President and Chief Executive Officer of First Federal Financial Services, Inc. since its formation in January 2001.

     Dean Pletcher has been a director of First Federal since 1980 and of First Federal Financial Services, Inc. since 2001. Prior to his retirement in 1996, Mr. Pletcher owned and operated Pletcher Funeral Home in Edwardsville, Illinois.

     Robert Richards has been a director of First Federal since 1966 and of First Federal Financial Services, Inc. since 2001. He is semi-retired from the Richards Brick Company, a brick manufacturing and distributing company, where he retains the title of President.

     Joseph Stevens has been a director of First Federal since 1990 and of First Federal Financial Services, Inc. since 2001. He is the owner of Market Basket Grocery and Garden Center, a retail business established in 1971.

     Linda Werner has been employed by First Federal since 1969. She is a Savings Officer of First Federal and also is the Corporate Secretary of First Federal and First Federal Financial Services, Inc.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. During the year ended December 31, 2004, our board of directors held 12 regular meetings and two special meetings. No director attended fewer than 75% of such meetings. The Company's committees include a Compensation and Personnel Committee, Nominating Committee and an Audit Committee.

Board Independence

     Based on information supplied to it by the directors, the Board of Directors has determined that, except as to Messrs. Mosby and Engelke, each member of the Board of Directors is an "independent" director within the meaning of the Nasdaq corporate governance listing standards. Messrs. Mosby and Engelke are not considered independent because they are executive officers of the Company.

     The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the Nasdaq corporate governance listing standards, the Securities and Exchange Commission ("SEC") Rule 10A-3 and the Internal Revenue Service.

The Nominating Committee

     The Nominating Committee consists of directors Helms, Gallatin, Pletcher, Baird, Stevens and Richards, each of whom is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is attached to this Proxy Statement as Appendix A. The Committee met one time during the year ended December 31, 2004.

     The functions of the Nominating Committee include the following:

     o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

     o to review and monitor compliance with the requirements for board independence; and

     o to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has personal and professional ethics and integrity and whose values are compatible with the Company's;

     o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

     o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

     The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders may submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 300 St. Louis Street, Edwardsville, Illinois 62025. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o    the   name   and   address   of   the   stockholder    as  he  or  she
          appears on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     o a statement detailing any relationship between the candidate and the Company;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters" and "Stockholders Proposals."

     The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement, pursuant to the Company's Bylaws.

Stockholder Communications with the Board

     A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 300 St. Louis Street, Edwardsville, Illinois 62025. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, for example, where it is a request for information about the Company or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At  each  Board  meeting,   management  shall  present  a  summary  of  all
communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

     The Company has adopted a Code of Ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics has been filed as an exhibit to the Company's Annual Report on Form 10-KSB.

Compensation and Personnel Committee Interlocks and Insider Participation

     The members of the Compensation and Personnel Committee are directors Helms, Gallatin, Pletcher, Baird, Stevens and Richards, each of whom is independent. The committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation and Personnel Committee met six times during the year ended December 31, 2004.

Audit Committee

     The Company's Audit Committee was established following the completion of our stock offering in July 2004. The Audit Committee consists of directors Helms, Pletcher, Richards and Stevens, each of whom is "independent" under the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Director Joseph Stevens, the Chairman of the Audit Committee, is "financially sophisticated" as defined in the Nasdaq listing standards. The Committee currently does not have an "audit committee financial expert," as defined under Federal securities laws. The Company is attempting to find an individual who qualifies as an "audit committee financial expert" and is willing to serve as a director and as a member of its Audit Committee.

     The Audit Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and the Company's registered public accounting firm, reviews and approves the annual engagement of the Company's registered public accounting firm, the Company's audit policy, the internal audit function and the plan of audit coverage, and reviews with management and the Company's registered public accounting firm, the Company's financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix B. The Audit Committee met one time during the year ended December 31, 2004.

Audit Committee Report

     The Audit Committee has prepared the following report:

     As part of its ongoing activities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the year ended December 31, 2004;

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                              The Audit Committee:
                            Joseph Stevens (Chairman)
                                  Joseph Helms
                                 Robert Richards
                                  Dean Pletcher

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of common stock of the Company. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. All required beneficial ownership forms were timely filed during the year ended December 31, 2004 with the exception of First Federal Financial Services, MHC, the Company's majority shareholder mutual holding company parent, which failed to file on a timely basis a Form 3 with respect to its holdings of Company common stock as of June 28, 2004, the date of the closing of the Company's stock offering. The report has subsequently been filed.

Director Compensation

     First Federal Financial Services, Inc. pays no fees for service on the Board of Directors or Board committees. First Federal pays the Chairman of the Board a fee of $1,500 for each scheduled meeting, and Director Baird, who serves as Secretary of the Board, receives a fee of $1,400 for each scheduled meeting. Each other director receives a fee of $1,250 for each scheduled meeting. First Federal pays each non-employee Board member $150 for attendance at meetings of the Compensation and Personnel Committee, the Audit Committee, the Investment Committee and the Retirement Plan Committee. First Federal paid fees totaling $154,500 to directors for the year ended December 31, 2004.

Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2004 and 2003 to our Chief Executive Officer (the "Named Executive Officer"). No other officer's total annual salary and bonus for the year ended December 31, 2004 totaled $100,000 or more.


                                                             Annual Compensation(1)
                                                    ----------------------------------------
                                    Year Ended                                  Other Annual     All Other
  Name and Principal Position       December 31        Salary        Bonus      Compensation   Compensation(2)
-----------------------------       -----------     -----------   ----------   -------------   ---------------
Larry W. Mosby, President and          2004         $    96,036   $   31,929   $      --       $       36,820
Chief Executive Officer                2003         $    92,346   $   33,124   $      --       $       35,071


-----------------------------------
(1) Summary compensation information is excluded for the year ended December 31, 2002 as First Federal Financial Services, Inc. was not a public company during that year.
(2) Consists of director fees of $17,550 and $16,250 and profit sharing plan contributions of $19,270 and $18,821, for 2004 and 2003, respectively.

     Employment Agreement. First Federal Savings & Loan Association of Edwardsville has entered into an employment agreement with Larry W. Mosby, President and Chief Executive Officer. The agreement has a term of 12 months. On each anniversary date, the agreement may be extended for an additional 12 months so that the remaining term is 12 months. If the agreement is not renewed, the agreement will expire 12 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Mosby is $96,036. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by First Federal for cause at any time.

     Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by First Federal. In the event of the executive's disability for a period of six months, First Federal may terminate the agreement provided that First Federal will be obligated to pay him his Base Salary for six months, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by First

Federal. In the event of the executive's death, First Federal will pay his Base Salary to his named beneficiaries for six months following his death, and will also continue medical, dental and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with First Federal for a period of one year.

     Insurance Plan. First Federal provides its full-time officers and employees with health and life insurance through the Illinois League of Financial Institutions.

     Bonus Plan. First Federal maintains a Bonus Plan. The Plan is a non-tax qualified plan available to all First Federal employees. Under the Plan, First Federal distributes 5% of its annual pre-tax earnings to all employees, based upon an employee's years of service and salary level. In 2004, First Federal distributed in the aggregate $149,406 under the Bonus Plan to its employees.

     Profit Sharing Plan. First Federal maintains a profit sharing plan (the "Profit Sharing Plan"), which is a qualified, tax-exempt profit sharing plan with a salary-deferral feature under Section 401(k) of the Internal Revenue Code. All employees who have completed one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Under the Profit Sharing Plan, participants are permitted to make salary reduction contributions up to the maximum percentage of compensation and dollar amounts permissible under the Internal Revenue Code. In addition, First Federal makes a contribution of 15% of each eligible participant's compensation to such participant's account under the profit sharing portion of the plan. Of the 15% First Federal contribution, 10% is discretionary and 5% is guaranteed under the terms of the Profit Sharing Plan. To receive an allocation of the profit sharing contribution, a participant must be employed on the last day of the plan year.
All employee contributions and earnings thereon are fully and immediately vested. All First Federal profit sharing contributions vest over a six-year period, at the rate of 20% per year, commencing upon completion of two years of service. Participants will also vest in First Federal's profit sharing contributions upon the attainment of retirement age, death or disability, regardless of their years of service. Plan benefits will be paid to each participant in either a lump sum payment in cash or in installments. At December 31, 2004, the market value of the Profit Sharing Plan trust fund was approximately $3,173,641.

Stock Benefit Plans

     Employee Stock Ownership Plan and Trust. We implemented an employee stock ownership plan in connection with our stock offering. Employees who are at least 21 years old with at least one year of employment with First Federal are eligible to participate. As part of the offering, the employee stock ownership plan trust borrowed funds from First Federal Financial Services, Inc. and used those funds to purchase a number of shares equal to 5% of the common stock sold in the offering. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from First Federal discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with First Federal's mutual predecessor prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. First Federal's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

     The Company has no equity-based benefit plans that were not approved by stockholders.

Related Party Transactions

     Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act rules.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of the Company has approved the engagement of McGladrey & Pullen, LLP to serve as the Company's independent auditors for the year ending December 31, 2005. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

     At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2005. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     On November 20, 2003, the Audit Committee of the Board of Directors approved a change in auditors. The Audit Committee approved the engagement of McGladrey & Pullen, LLP to serve as the Company's independent public accountants and the dismissal of J.W. Boyle & Co., Ltd. ("J.W. Boyle") as the Company's independent public accountants, effective immediately.

     J.W. Boyle performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Its reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2002 and from December 31, 2002 through the effective date of the J.W. Boyle termination, there were no disagreements between the Company and J.W. Boyle on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.W. Boyle would have caused J.W. Boyle to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

     During the two years ended December 31, 2002, and from December 31, 2002 until the effective date of the dismissal of J.W. Boyle, J.W. Boyle did not advise the Company of any of the following matters:

1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

2. That information had come to J.W. Boyle's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Company, or that information had come to J.W. Boyle's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statement covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Company's financial statements and that, due to its dismissal, J.W. Boyle did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to J.W. Boyle's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

     The Company requested that J.W. Boyle furnish a letter to the SEC indicating whether it agreed with the above statements, and this letter is filed as Exhibit 16 to the Company's Annual Report on Form 10-KSB.

     During the two years ended December 31, 2002, and from December 31, 2002 through the engagement of McGladrey & Pullen, LLP as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted McGladrey & Pullen, LLP with respect to any accounting, auditing or financial reporting issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statement, or any related item.


     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP and J.W. Boyle & Co., Ltd. for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $36,570 for 2004 and $23,575 for 2003.

     Audit-related Fees. During the past two years the aggregate fees billed for professional services by McGladrey & Pullen, LLP and J.W. Boyle & Co., Ltd. that were reasonably related to the performance of the audit were $124,128 for 2004 and $87,000 for 2003. Audit-related fees in 2004 included $80,728 in fees for work in connection with the stock offering.

     Tax Fees. During the past two years the aggregate fees billed for professional services by McGladrey & Pullen, LLP and J.W. Boyle & Co., Ltd. for tax services were $3,024 for 2004 and $5,250 for 2003.

     All Other Fees. The aggregate fees billed for professional services rendered for the Company by McGladrey & Pullen, LLP and J.W. Boyle & Co., Ltd. for service other than those listed above were $23,081 for 2004. No such fees were billed or paid in 2003.


Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to corporate income taxes and work in connection with the Company's stock offering, is compatible with maintaining the independence of McGladrey & Pullen, LLP. The Audit Committee concluded that performing such services did not affect the independence of McGladrey & Pullen, LLP in performing its function as auditor of the Company.

     In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2005 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 300 St. Louis Street, Edwardsville, Illinois, no later than November 15, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Annual Meeting.

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2004.

     The date on which next year's Annual Meeting of Stockholders is expected to be held is April 20, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be given to the Company no later than April 15, 2006.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

     AN ANNUAL REPORT CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AT AND FOR THE PERIOD ENDED DECEMBER 31, 2004 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 300 ST. LOUIS STREET, EDWARDSVILLE, ILLINOIS 62025, ATTENTION: CORPORATE SECRETARY.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Joseph Helms

                                             Joseph Helms
                                             Chairman of the Board

Edwardsville, Illinois
March 17, 2005

                                   Appendix A

                     First Federal Financial Services, Inc.

                          Nominating Committee Charter

     The  nominating  committee  of the  board of  directors  of  First  Federal
Financial Services, Inc. shall consist of a minimum of three directors, as determined by the board. Members of the committee shall be appointed and may be removed by the board of directors. All members of the committee shall be independent directors, and shall satisfy the applicable Nasdaq Stock Market listing standards for independence.

     The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members, in determining the size and composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing the company's corporate governance guidelines.

     In furtherance of this purpose, the committee shall have the following authority and responsibilities:

     1. To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareowner approval at the annual meeting. The committee may establish criteria for service as a director. The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareowners. In addition, the committee shall adopt procedures for the submission of recommendations by stockholders as it deems appropriate. The committee shall conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.

     2. To review and monitor the Board's compliance with applicable Nasdaq Stock market listing standards for independence.

     3. To make recommendations to the board regarding the size and composition of the board and develop and recommend to the board criteria (such as independence, experience relevant to the needs of the company, leadership qualities, diversity, stock ownership) for the selection of individuals to be considered for election or re-election to the board.

     4. To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee, or a process for such selection.

     The   committee   shall  have  the   authority   to  delegate  any  of  its
responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

     The committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

     The committee shall report its actions and recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                                   Appendix B

                     FIRST FEDERAL FINANCIAL SERVICES, INC.

                             Audit Committee Charter

I. Purpose

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board"). Its primary function is to assist the Board in monitoring:

          o    the integrity of the Company's financial statements
          o the qualifications and independence of the Company's independent auditor
          o the performance of the Company's internal audit function and independent auditor
          o the Company's disclosure controls and system of internal controls over financial reporting

The Committee should foster adherence to, and encourage continuous improvement of, the Company's policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will report regularly to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

II. Composition and Meetings

The Committee shall be comprised of at least three directors, as determined by the Board. Each Committee member shall be an independent director, as defined by all applicable rules and regulations, including the listing standards of Nasdaq, and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement and cash flow statement. At lease one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may choose. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee will meet quarterly with the independent auditor and management to discuss the Company's financial statements.

III. Duties and Responsibilities

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     o Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.
     o Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.
     o Review and discuss with management and the independent auditor the certifications of the Company's chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.
     o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.
     o    Review and discuss quarterly reports from the independent auditor on:
     (a)  all critical accounting policies and practices used or to be used
     (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor
     (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences
     o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).
     o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.
     o Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company's financial statements, and the adequacy of disclosures regarding such matters in the Company's financial statements and SEC filings.
     o Review with management and the independent auditor and pre-approve all related-party transactions and determine that all required disclosures are included in the Company's annual report and annual proxy statement.
     o Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor

     o Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing an audit report on the Company's financial statements or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event they arise. Consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence.
     o Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.
     o Obtain and review a report from the independent auditor at least annually regarding:
     (a)  the internal quality control  procedures of the independent  auditor's firm
     (b) any material issues raised by the most recent internal quality control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues
     (c)  all relationships between the independent auditor and the Company
     o Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant  exceptions  permitted  by the  Sarbanes-Oxley  Act of
          2002) in accordance with the Company's pre-approval policy.
     o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
     o Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and (b) the hiring is pre-approved by the Board.

Internal Audit

     o Review and advise on the appointment and replacement of the senior internal audit executive, if any.
     o Review activities, organizational structure and qualifications of the internal audit function.
     o Review the significant reports to management prepared by the internal auditor and management's responses.

     o Review the internal audit charter, if any, annually and recommend changes, if any.
     o Review periodically with the independent auditor the budget, staffing and responsibilities of the internal audit function.
     o Review periodically with the internal auditor any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function's work.

Other Responsibilities

     o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports that raise material issues regarding the Company's financial statements or accounting policies.
     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Audit Committee Pre-Approval Policy
-----------------------------------

I. Statement of Principles

The Audit Committee (the "Committee") is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Committee.

The appendices to this policy describe the audit, audit-related and tax services that have the pre-approval of the Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Committee specifically provides for a different period. The Committee will revise the list of pre-approved services periodically based on subsequent determinations.

II. Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual audit services engagement approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be pre-approved by the Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Committee believes that the provision of audit-related services does not impair the independence of the auditor and has pre-approved the audit-related services listed in Appendix B. All other audit-related services not listed in Appendix B must be pre-approved by the Committee.

V. Tax Services

The Committee believes that the independent auditor can provide tax services to the Company such as preparation of tax returns, tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Committee has pre-approved the tax services listed in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be pre-approved by the Committee.

VI. All Other Services

All other services not addressed in the above sections may be provided by the independent auditor only if such services do not impair the auditor's independence. The Committee has not pre-approved a list of other services. All other services require specific pre-approval by the Committee.

A list of the SEC's prohibited  non-audit services is attached to this policy as
Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Committee. Any proposed services exceeding these levels will require specific pre-approval by the Committee.

VIII. Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation to the Committee regarding the specific services to be provided.

IX. Procedures

Requests or applications to provide services that require approval by the Committee will be submitted to the Committee by both the independent auditor and the chief financial officer of the Company, and must include a statement by each of them as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                     FIRST FEDERAL FINANCIAL SERVICES, INC.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  Annual Meeting of Stockholders April 21, 2005

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of First Federal Financial Services, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois 62025, on April 21, 2005, at 2:00 p.m., Illinois Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                  With-
                                                             For  held
1. The election as Directors of the nominees  listed below   [_]   [_]
   each to serve for a three-year term.

   Joseph Helms
   Nina Baird
   Donald Engelke


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             For Against Abstain
2. The  ratification  of the  appointment  of  McGladrey &   [_]   [_]     [_]
   Pullen, LLP as the Company's independent auditor for the year ending December 31, 2005.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.                        [_]

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.



                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                     FIRST FEDERAL FINANCIAL SERVICES, INC.

--------------------------------------------------------------------------------
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 17, 2005 and audited financial statements.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

     Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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